Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Tidal Trust I

(the “Trust”)

Supplement dated August 1, 2025 to the currently effective Prospectuses and Statements of Additional Information (“SAI”)
for each series of the Trust, as may be supplemented

Effective August 1, 2025, U.S. Bancorp Fund Services, LLC, doing business as Global Fund Services (“Global Fund Services”), no longer serves as the Sub-Administrator for each series of the Trust (each, a “Fund”). Going forward, Global Fund Services will continue to serve as the fund accountant and transfer agent for each Fund. All references to the Sub-Administrator in the currently effective prospectuses and SAIs for each Fund are hereby deleted.

The section heading and first two paragraphs in the section titled “SUB-ADMINISTRATOR AND TRANSFER AGENT” of the SAI for each Fund is replaced with the following:

FUND ACCOUNTANT AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s/Funds’ fund accountant and transfer agent. Until July 31, 2025, Global Fund Services also served as the Fund’s/Funds’ sub-administrator.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund/Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. Until July 31, 2025, Global Fund Services provided administrative and management (other than investment advisory services) to the Fund/Funds under a Fund Sub-Administration Servicing Agreement. As compensation for the sub-administration (through July 31, 2025), accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s/Funds’ average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

Please retain this Supplement with your Prospectus

and SAI for future reference.